
"Regular" Distribution Date:       Yamaha Motor Master Trust              Collection Period Ending:
         15-Nov-96           6.25% Series 1994-1 and 6.20% Series 1995-1     31-Oct-96
---------------------------------------------------------------------------------------------------
A. INFORMATION REGARDING  THE  YAMAHA MOTOR MASTER  TRUST

1.   Aggregate Pool Balance as of the beginning of the
     preceding Collection Period ................................................    456,681,167.71

2.  Aggregate amount of Collections during the preceding
      Collection Period .........................................................     81,371,410.18

         a) Collections other than finance charges, cash Adjustment Payments
              and cash Transferor Deposit Amounts................................     79,462,610.39

         b) Finance Charge collections...........................................      1,908,799.79


         c) Cash Adjustment Payments.............................................              0.00

         d) Cash Transferor Deposit Amounts......................................              0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
      preceding Collection Period................................................          4,026.62

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
      Collection Period..........................................................      6,512,693.31

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
      Collection Period..........................................................              0.00


6.  Aggregate amount of additional Receivables during
       the Preceding Collection period...........................................    117,700,323.10

7.   Aggregate Pool Balance as of the end of the preceding
       Collection  Period........................................................    488,402,160.49

8.  The aggregate Trust Principal Component as of the beginning of the
       preceding Collection Period was. .........................................    449,830,950.19

9.  The aggregate amount of Principal Collections during the
       preceding Collection Period was...........................................     74,521,192.66

10.  The aggregate amount of Defaulted Receivables during the preceding
       Collection Period was.....................................................          3,966.22

11.  The aggregate Trust Principal Component as of the end of the
       preceding Collection Period was*..........................................    481,076,128.08

12.  The aggregate amount of Yield Collections during the preceding
       Collection Period was.....................................................      6,850,217.52

13.  The Discount Factor during the preceding Collection Period was..............              1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was.........             17.82%

15.  Defaulted Receivables ( [ charged-off receivables less recoveries ] x
        [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning
        of the preceding Collection Period, were.................................              0.01%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
       beginning of the preceding Collection Period, were........................              5.02%

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                             Series                Series
                                                                             1994-1                1995-1             Aggregate
                                                                             ------                ------             ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

    a)  Class A Invested Amount........................................  150,000,000.00        100,000,000.00       250,000,000.00

    b)  Less Class A Principal Funding Amount..........................       0.00                  0.00                 0.00

    c)  Equals Class A Adjusted Invested Amount........................  150,000,000.00        100,000,000.00       250,000,000.00

    d)  Class B Invested Amount........................................   32,926,829.27         21,951,219.51       54,878,048.78

    e)  Aggregate Invested Amount......................................  182,926,829.27        121,951,219.51       304,878,048.78

    f)  Class A Pool Factor............................................    1.0000000             1.0000000

    g)  Class B Pool Factor............................................    1.0000000             1.0000000


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a)  Class A Invested Amount                                          150,000,000.00        100,000,000.00       250,000,000.00

    b)  Less Class A Principal Funding Account.........................       0.00                  0.00                 0.00

    c)  Equals Class A Adjusted Invested Amount........................  150,000,000.00        100,000,000.00       250,000,000.00

    d)  Class B Invested Amount........................................   32,926,829.27         21,951,219.51       54,878,048.78

    e)  Invested Amount................................................  182,926,829.27        121,951,219.51       304,878,048.78

    f)  Class A Pool Factor............................................    1.0000000             1.0000000

    g)  Class B Pool Factor............................................    1.0000000             1.0000000

                                                                                                   % Trust
                                                                                                  Principal
                                                                             Amount               Component
                                                                             ------               ---------
3. Transferor Interest as of the beginning of the preceding
    Collection Period..................................................  144,952,901.41            32.22%

     a) Special Funding Account as of the beginning of the preceding
          Collection Period............................................       0.00                  0.00%


4.  Available Subordinated Amount as of the beginning of the preceding
          Collection Period............................................       0.00                  0.00%


"Regular" Distribution Date:              Yamaha Motor Master Trust              Collection Period Ending:
 15-Nov-96                         6.25% Series 1994-1 and 6.20% Series 1995-1           31-Oct-96
-------------------------------------------------------------------------------------------------------------------




B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
     TRANSFEROR AMOUNT, Cont...

                                                                                       % Trust
                                                                                       Principal
                                                                    Amount             Component
                                                                    ------             ---------
5. Transferor Interest as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . .    176,198,079.30         36.63%

   a) Special Funding Account as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00          0.00%

6. Available Subordinated Amount as of the end of the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00          0.00%

7. Minimum Transferor Percentage (net of Available Subordinated
   Amount) as of the end of the preceding Collection Period. . .   57,729,135.37         12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage  . . . . . . . . . . . . . . .      40.67%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . .      27.11%
                                                                      ------
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . .      67.78%
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . .      32.22%


2. Fixed Allocation Percentage . . . . . . . . . . . . . . . . .

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . .        NA
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . .        NA
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . .        NA
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . .        NA


3. Allocation of Yield Collections . . . . . . . . . . . . . . .

Yield Collections allocable to Series 1994-1 . . . . . . . . . .    2,785,687.76
Yield Collections allocable to Series 1995-1 . . . . . . . . . .    1,857,125.17
                                                                    ------------
Aggregate Investor Yield Collections . . . . . . . . . . . . . .    4,642,812.93
Yield Collections allocable to the Transferor. . . . . . . . . .    2,207,404.59


4. Allocation of Special Funding Account Income
   (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1. . . .         0.00
Special Funding Account Income allocable to Series 1995-1. . . .         0.00
Aggregate Investor Special Funding Account Income. . . . . . . .         0.00
Special Funding Account Income allocable to the Transferor . . .         0.00




"Regular" Distribution Date:                     Yamaha Motor Master Trust                     Collection Period Ending:
 15-Nov-96                              6.25% Series 1994-1 and 6.20% Series 1995-1                   31-Oct-96
------------------------------------------------------------------------------------------------------------------------


5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default
 Amount) . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,612.89
Defaults allocable to Series 1995-1 (Investor Default
 Amount)   . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,075.26
                                                                       --------
Aggregate Investor Default Amount. . . . . . . . . . . . . . . .       2,688.15
Defaults allocable to the Transferor . . . . . . . . . . . . . .       1,278.07


6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 . . . . . . . .  30,304,552.15
Principal Collections allocable to Series 1995-1 . . . . . . . .  20,203,034.76
                                                                  -------------
Aggregate Investor Principal Collections . . . . . . . . . . . .  50,507,586.91
Principal Collections allocable to the Transferor  . . . . . . .  24,013,605.75


7. Allocation of Collection Account Income
   (allocated and distributed to Series 1994-1 and Series
   1995-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 . . . . . .           0.00
Collection Account Income allocable to Series 1995-1 . . . . . .           0.00
Aggregate Investor Collection Account Income . . . . . . . . . .           0.00
Collection Account Income allocable to the Transferor. . . . . .         721.47

D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME
   (YIELD FUNDS)

                                                                   Series 1994-1   Series 1995-1   Aggregate
                                                                  --------------   --------------  -----------
1. Yield Collections (including "finance charges") allocable to Series 1994-1 and 1995-1 during the preceding Collection
   Period were . . . . . . . . . . . . . . . . . . . . . . . . .    2,785,687.76   1,857,125.17     4,642,812.93

2. Principal Funding Account investment income during the
   preceding Collection Period was . . . . . . . . . . . . . . .            0.00           0.00             0.00

3. Special Funding Account investment income allocable to
   Series 1994-1 and Series 1995-1 during the preceding
   Collection Period were. . . . . . . . . . . . . . . . . . . .            0.00           0.00             0.00

4. Collection Account investment income allocable to Series
   1994-1 and Series 1995-1 during the preceding Collection
   Period were . . . . . . . . . . . . . . . . . . . . . . . . .            0.00           0.00             0.00

5. Total Yield Funds allocable to Series 1994-1 and Series
   1995-1 during the preceding Collection Period were. . . . . .    2,785,687.76   1,857,125.17     4,642,812.93

   a. Total Yield Funds allocable to Series 1994-1 and
      Series 1995-1 as an annual percentage of the Series
      1994-1 Invested Amount as of the beginning of
      the preceding Collection Period were . . . . . . . . . . .           18.27%         18.27%





"Regular" Distribution Date:            Yamaha Motor Master Trust            Collection Period Ending:
 15-Nov-96                     6.25% Series 1994-1 and 6.20% Series 1995-1            31-Oct-96
---------------------------------------------------------------------------------------------------------------

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and
    INVESTMENT INCOME ALLOCABLE TO SERIES 1994-1 AND 1995-1

                                                                        Series 1994-1  Series 1995-1    Aggregate
                                                                        -------------  -------------   -----------
1. Total Yield Funds allocable to Series 1994-1and Series 1995-1        2,785,687.76    1,857,125.17   4,642,812.93

2. Less Class A Monthly Interest paid. . . . . . . . . . . . .            781,250.00      516,666.67   1,297,916.67

3. Less Class A Past Due Monthly Interest paid . . . . . . . .                  0.00            0.00           0.00

4. Less Class B Monthly Interest paid. . . . . . . . . . . . .            176,981.71      117,987.80     294,969.51

5. Less Class B Past Due Monthly Interest paid . . . . . . . .                  0.00            0.00           0.00

6. Less Monthly Servicing Fee paid . . . . . . . . . . . . . .            304,878.05      203,252.03     508,130.08

7. Less Past Due Monthly Servicing Fee paid. . . . . . . . . .                  0.00            0.00           0.00

8. Less Reimbursement of previously unreimbursed Class A
   Charge-Offs . . . . . . . . . . . . . . . . . . . . . . . .                  0.00            0.00           0.00
   (distributed as Excess Principal during the Revolving
   Period)

9. Plus Reallocated Transferor Principal . . . . . . . . . . .                  0.00            0.00           0.00

10. Less Investor Default Amount . . . . . . . . . . . . . . .              1,612.89        1,075.26       2,688.15
    (Excess Principal during the Revolving Period)

11. Less Interest on previously unreimbursed Class B
    Charge-Offs. . . . . . . . . . . . . . . . . . . . . . . .                  0.00            0.00           0.00

12. Less Reimbursement of previously unreimbursed Class B
    Charge-Offs. . . . . . . . . . . . . . . . . . . . . . . .                  0.00            0.00           0.00
    (Excess Principal during the Revolving Period)

13. Equals Remaining Yield Funds allocable to Series 1994-1
    and Series 1995-1. . . . . . . . . . . . . . . . . . . . .          1,520,965.11    1,018,143.41   2,539,108.51


F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1 and Series 1995-1

                                                                       Series 1994-1   Series 1995-1    Aggregate
                                                                       -------------   -------------    ---------
1. Class A Monthly Interest shortfall during the preceding
   Collection Period.. . . . . . . . . . . . . . . . . . . . . .            0.00           0.00           0.00

2. Class B Monthly Interest shortfall during the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00           0.00           0.00

3. Monthly Servicing Fee shortfall during the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00           0.00           0.00

4. Class A Investor Charge-Offs during the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00           0.00           0.00

5. Class B Investor Charge-Offs during the preceding
   Collection Period . . . . . . . . . . . . . . . . . . . . . .            0.00           0.00           0.00

6. Cumulative Unreimbursed Class A Investor Charge-Offs. . . . .            0.00           0.00           0.00

7. Cumulative Unreimbursed Class B Investor Charge-Offs. . . . .            0.00           0.00           0.00

8. Cumulative Reallocated Transferor Principal . . . . . . . . .            0.00           0.00           0.00





"Regular" Distribution Date:            Yamaha Motor Master Trust            Collection Period Ending:
 15-Nov-96                     6.25% Series 1994-1 and 6.20% Series 1995-1            31-Oct-96
---------------------------------------------------------------------------------------------------------------

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL


                                                                       Series 1994-1      Series 1995-1      Aggregate
                                                                       -------------      -------------    -------------
1. Available Principal Funds (funds on deposit in the
   Collection Account for principal distribution)

  a) Remaining Yield Funds allocable to Series 1994-1 and
     Series 1995-1. . . . . . . . . . . . . . . . . . . . . . . .                0.00                0.00           0.00
     (distributed to Transferor during Revolving Period)

  b) Principal Collections allocable to Series 1994-1
     1and Series 1995-1 . . . . . . . . . . . . . . . . . . . . .       30,304,552.15       20,203,034.76  50,507,586.91

  c) Investor Defaults  . . . . . . . . . . . . . . . . . . . . .            1,612.89            1,075.26       2,688.15

  d) Reallocated Transferor Principal . . . . . . . . . . . . . .                0.00                0.00           0.00

  e) Principal Collections allocable to the Transferor. . . . . .       14,408,163.45        9,605,442.30   24,013,605.75

  f) Balance of Special Funding Account (Undistributed
     Principal Collections) . . . . . . . . . . . . . . . . . . .                0.00                0.00            0.00
     (retained in Collection Account during the Revolving Period)

  g) Total Available Principal Funds. . . . . . . . . . . . . . .       44,714,328.49       29,809,552.33   74,523,880.82


2. Total Principal Paid to Class A  . . . . . . . . . . . . . . .                0.00                0.00           0.00

      a)  Class A Monthly Principal . . . . . . . . . . . . . . .                0.00                0.00           0.00

      b)  Remaining Available Principal Funds . . . . . . . . . .                0.00                0.00           0.00


3. Class B Monthly Principal  . . . . . . . . . . . . . . . . . .                0.00                0.00           0.00

4. Excess Principal Collections . . . . . . . . . . . . . . . . .       44,714,328.49       29,809,552.33  74,523,880.82
    (distributed to Transferor)


H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                  Series 1994-1       Series 1995-1     Aggregate
                                                                  -------------       -------------     ---------

1.  Principal Funding Account amount as of the beginning
    of the preceding Collection Period . . . . . . . . . . . . .      0.00              0.00             0.00

2.  Plus Class A principal deposits made during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . .      0.00              0.00             0.00

3.  Less principal withdrawals made during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . .      0.00              0.00             0.00

4.  Principal Funding Account amount as of the end of the. . . .
     preceding Collection Period . . . . . . . . . . . . . . . .      0.00              0.00             0.00

5.  Principal Funding Account investment income during the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . .      0.00              0.00             0.00

6.  Principal Funding Account investment rate during the preceding
    Collection Period. . . . . . . . . . . . . . . . . . . . . .      0.00%             0.00%



"Regular" Distribution Date:            Yamaha Motor Master Trust                    Collection Period Ending:
   15-Nov-96                     6.25% Series 1994-1 And 6.20% Series 1995-1                31-Oct-96
---------------------------------------------------------------------------------------------------------------



I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS


                                                                  Series 1994-1       Series 1995-1     Aggregate
                                                                  -------------       -------------     ---------

Transferor Subordination Event ? . . . . . . . . . . . . . . .               NO             NO

Required Transferor Subordination Amount . . . . . . . . . . .             0.00           0.00           0.00

Required Transferor Subordination Amount (% Class A Adjusted
Invested Amount) . . . . . . . . . . . . . . . . . . . . . . .             0.00%          0.00%

Available Subordinated Amount as of the end of the preceding
Collection Period. . . . . . . . . . . . . . . . . . . . . . .             0.00           0.00           0.00



TRANSFEROR SUBORDINATION EVENT TRIGGERS                                Trigger           Actual       Subord. Event ?
                                                                        Level             Level           (1=yes)
                                                                        ------            ------          -------


1. Minimum November through April Monthly Payment Rate
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . .           10.00%         19.60%              0

2. Minimum May through October Monthly Payment Rate
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . .           13.00%         19.60%              0

3. Maximum All-Terrain Vehicles (as % of Pool Balance) . . . .           33.33%         21.51%              0

4. Maximum other than motorcycles, scooters, water vehicles, .
   all-terain vehicles, outboard and snow mobiles (as %
   of Pool Balance). . . . . . . . . . . . . . . . . . . . . .           10.00%          1.12%              0

5  Maximum Dealer "holdbacks" on non-sold products plus
   Sales Program Discounts . . . . . . . . . . . . . . . . . .            5.00%          0.40%              0

6. Maximum Fiscal Year New Accounts as a % of Beginning
   Fiscal Year Total Accounts. . . . . . . . . . . . . . . . .            8.00%          4.44%              0

7. Maximum Fiscal Quarter New Accounts as a % of
   Beginning Fiscal Quarter Total Accounts . . . . . . . . . .            5.00%          0.65%              0

8. Maximum Defaulted Receivables minus Recoveries plus . . . .
   Repossessions (as an Annual % of Pool Balance)
   (3-month moving average). . . . . . . . . . . . . . . . . .            7.50%          1.47%              0





"Regular" Distribution Date:            Yamaha Motor Master Trust            Collection Period Ending:
 15-Nov-96                     6.25% Series 1994-1 and 6.20% Series 1995-1            31-Oct-96
---------------------------------------------------------------------------------------------------------------



J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS




Series 1994-1 Early Amortization Event ? . . . . . . . . . . . . . . . . . . .         NO

Series 1995-1 Early Amortization Event ? . . . . . . . . . . . . . . . . . . .         NO



                                                                                      Series           Series
Early Amortization Event Triggers                                      Trigger        1994-1           1995-1
                                                                       -------        ------           -------
1.  a. Min Class B Invested Amt as a % of Class A Inv Amt
    (Series 1994-1). . . . . . . . . . . . . . . . . . . . . . .         17.00%         21.95%           NA
    b. Min Class B Invested Amt as a % of Class A & B Inv Amt
    (Series 1995-1). . . . . . . . . . . . . . . . . . . . . . .         17.50%           NA            18.00%

2. Max consecutive months that Special Funding Account may
   exceed $0 . . . . . . . . . . . . . . . . . . . . . . . . . .            12

3. Minimum Transferor Interest ( ** note **below). . . . . . . .         10.00%         30.15%          30.15%

4. Minimum Transferor Interest (** note ** below] if
   "finance charge" yield (expressed as an annual
   percentage of the Pool Balance) is less than 6% . . . . . . .         12.00%         30.15%          30.15%

5. Minimum November through April Monthly Payment Rate
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . .          8.00%         19.60%          19.60%

6. Minimum May through October Monthly Payment Rate
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . .         11.00%         19.60%          19.60%

7. Maximum Defaulted Receivables minus Recoveries plus
   Repossessions (as an annual % of Pool Balance)
   (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . .         10.00%          1.47%           1.47%

8. Class B Invested Amount is less than Initial Class B
   Invested Amount for three consecutive periods . . . . . . . .                        32,926,829      21,951,220





--------------------------------------------------------------------------------
    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor
       Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1.

    Is the short term rating of DFS P-1 ?. . . . . .                NO
    Balance of  10-day Overdrafts as of the end of the
    preceding Collection Period. . . . . . . . . . .            31,641,832

    Transferor Interest as of the end of the preceding
    Collection Period. . . . . . . . . . . . . . . .           176,198,079
    Principal Component of 10-Day Draft balance  as of the
    end of the preceeding Coll.Period. . . . . . . .            31,167,205
                                                                ----------
    Adjusted Transferor Interest . . . . . . . . . .           145,030,874


"Regular" Distribution Date:            Yamaha Motor Master Trust            Collection Period Ending:
 15-Nov-96                     6.25% Series 1994-1 and 6.20% Series 1995-1            31-Oct-96
---------------------------------------------------------------------------------------------------------------



K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.  Servicer Cash Collateral Account balance as of the beginning of the
   preceding Collection Period . . . . . . . . . . .                       1,297,916.67

2.  Servicer Cash Collateral Account balance as of the end of the
   preceding Collection Period   . . . . . . . . . .                       1,297,916.67

3.  Withdrawals from the Servicer Cash Collateral Account during the
   preceding Collection Period . . . . . . . . . . .                           5,392.80

4.  Investment Income on the Servicer Cash Collateral Account during the
   preceding Collection Period . . . . . . . . . . .                           5,392.80



                                                     NAME: /s/ KEVIN FUJIMOTO
                                                           -----------------

                                                     TITLE: ASSISTANT TREASURER
                                                            -------------------

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